                                                                   EXHIBIT 20.15

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                         June 30, 2000
                                                          ---------------------
        Determination Date:                                       July 7, 2000
                                                          ---------------------
        Distribution Date:                                       July 15, 2000
                                                          ---------------------
        Monthly Period Ending:                                   June 30, 2000
                                                          ---------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


  I.    Collection Account Summary

        Available Funds:
                    Payments Received                                                          $4,654,705.50
                    Liquidation Proceeds (excluding Purchase Amounts)                            $507,223.13
                    Current Monthly Advances                                                       63,580.81
                    Amount of withdrawal, if any, from the Spread Account                              $0.00
                    Monthly Advance Recoveries                                                    (73,699.36)
                    Purchase Amounts-Warranty and Administrative Receivables                      $12,847.50
                    Purchase Amounts - Liquidated Receivables                                          $0.00
                    Income from investment of funds in Trust Accounts                             $28,920.47
                                                                                          -------------------
        Total Available Funds                                                                                        $5,193,578.05
                                                                                                                ===================

        Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                                  $0.00
                    Backup Servicer Fee                                                                $0.00
                    Basic Servicing Fee                                                          $117,020.99
                    Trustee and other fees                                                             $0.00
                    Class A-1 Interest Distributable Amount                                            $0.00
                    Class A-2 Interest Distributable Amount                                        $5,786.93
                    Class A-3 Interest Distributable Amount                                      $265,833.33
                    Class A-4 Interest Distributable Amount                                      $264,467.43
                    Noteholders' Principal Distributable Amount                                $4,152,673.43
                    Amounts owing and not paid to Security Insurer under
                                      Insurance Agreement                                              $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)                       $0.00
                    Spread Account Deposit                                                       $387,795.94
                                                                                          -------------------
        Total Amounts Payable on Distribution Date                                                                   $5,193,578.05
                                                                                                                ===================


                                 Page 1 (1998-D)

  II.   Available Funds

        Collected Funds (see V)
                Payments Received                                                              $4,654,705.50
                Liquidation Proceeds (excluding Purchase Amounts)                                $507,223.13         $5,161,928.63
                                                                                          -------------------

        Purchase Amounts                                                                                                $12,847.50

        Monthly Advances
                Monthly Advances - current Monthly Period (net)                                  ($10,118.55)
                Monthly Advances - Outstanding Monthly Advances
                  not otherwise reimbursed to the Servicer                                             $0.00           ($10,118.55)
                                                                                          -------------------

        Income from investment of funds in Trust Accounts                                                               $28,920.47
                                                                                                                -------------------

        Available Funds                                                                                              $5,193,578.05
                                                                                                                ===================

 III.   Amounts Payable on Distribution Date

          (i)(a)    Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by AFL or the Servicer)                                                              $0.00

          (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

          (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to
                    Servicer)                                                                                                $0.00

           (ii)     Accrued and unpaid fees (not otherwise paid by AFL
                    or the Servicer):
                              Owner Trustee                                                            $0.00
                              Administrator                                                            $0.00
                              Indenture Trustee                                                        $0.00
                              Indenture Collateral Agent                                               $0.00
                              Lockbox Bank                                                             $0.00
                              Custodian                                                                $0.00
                              Backup Servicer                                                          $0.00
                              Collateral Agent                                                         $0.00                 $0.00
                                                                                         -------------------

         (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                               $117,020.99

         (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

         (iii)(c)   Servicer reimbursements for mistaken deposits or postings
                    of checks returned for insufficient funds (not otherwise
                    reimbursed to Servicer)                                                                                  $0.00

           (iv)     Class A-1 Interest Distributable Amount                                                                  $0.00
                    Class A-2 Interest Distributable Amount                                                              $5,786.93
                    Class A-3 Interest Distributable Amount                                                            $265,833.33
                    Class A-4 Interest Distributable Amount                                                            $264,467.43

            (v)     Noteholders' Principal Distributable Amount
                              Payable to Class A-1 Noteholders                                                               $0.00
                              Payable to Class A-2 Noteholders                                                       $1,170,074.50
                              Payable to Class A-3 Noteholders                                                         $906,262.22
                              Payable to Class A-4 Noteholders                                                       $2,076,336.71

           (vii)    Unpaid principal balance of the Class A-1 Notes
                    after deposit to the Note Distribution Account of
                    any funds in the Class A-1 Holdback Subaccount
                    (applies only on the Class A-1 Final Scheduled
                    Distribution Date)                                                                                       $0.00

           (ix)     Amounts owing and not paid to the Security Insurer
                    under Insurance Agreement                                                                                $0.00
                                                                                                                -------------------

                    Total amounts payable on Distribution Date                                                       $4,805,782.11
                                                                                                                ===================

                                 Page 2 (1998-D)

  IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount;
        Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                    Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                                 $387,795.94

        Reserve Account Withdrawal on any Determination Date:

                    Amount of excess, if any, of total amounts payable over
                       Available Funds (excluding amounts payable under item
                       (vii) of Section III)                                                                                 $0.00

                    Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal to
                       the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount (amount
                       on deposit in the Reserve Account calculated taking into
                       account any withdrawals from or deposits to the Reserve
                       Account in respect of transfers of Subsequent Receivables)                                            $0.00

                    (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                       Account, and deposited in the Collection Account.)

                    Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1
         Final Scheduled Distribution Date:

                       Amount by which (a) the remaining principal balance of
                       the Class A-1 Notes exceeds (b) Available Funds after
                       payment of amounts set forth in item (v) of Section III                                               $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                       Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1
                       Holdback Subaccount                                                                                   $0.00

        Deficiency Claim Amount:

                    Amount of excess, if any, of total amounts payable over
                    funds available for withdrawal from Reserve Amount,
                    the Class A-1 Holdback Subaccount  and Available Funds                                                   $0.00

                    (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                    Subaccount)

        Pre-Funding Account Shortfall:

                    Amount of excess, if any, on the Distribution Date on or
                    immediately following the end of the Funding Period, of (a)
                    the sum of the Class A-1 Prepayment Amount, the Class A-2
                    Prepayment Amount, the Class A-3 Prepayment Amount, the
                    Class A-4 Prepayment Amount, over, (b) the amount on
                    deposit in the Pre-Funding Account                                                                       $0.00


        Class A-1 Maturity Shortfall:

                    Amount of excess, if any, on the Class A-1 Final Scheduled
                    Distribution Date, of (a) the unpaid principal balance of
                    the Class A-1 Notes over (b) the sum of the amounts
                    deposited in the Note Distribution Account under item (v)
                    and (vii) of Section III or pursuant to a withdrawal from
                    the Class A-1 Holdback Subaccount.                                                                       $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)

                                 Page 3 (1998-D)

  V.    Collected Funds

        Payments Received:
                           Supplemental Servicing Fees                                                 $0.00
                           Amount allocable to interest                                         1,561,075.31
                           Amount allocable to principal                                        3,093,630.19
                           Amount allocable to Insurance Add-On Amounts                                $0.00
                           Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in the
                           Collection Account)                                                         $0.00
                                                                                          -------------------

        Total Payments Received                                                                                      $4,654,705.50

        Liquidation Proceeds:
                           Gross amount realized with respect to Liquidated
                           Receivables                                                            510,860.75

                           Less: (i) reasonable expenses incurred by Servicer
                             in connection with the collection of such
                             Liquidated Receivables and the repossession
                             and disposition of the related Financed Vehicles
                             and (ii) amounts required to be refunded to
                             Obligors on such Liquidated Receivables                               (3,637.62)
                                                                                          -------------------

        Net Liquidation Proceeds                                                                                       $507,223.13

        Allocation of Liquidation Proceeds:
                           Supplemental Servicing Fees                                                 $0.00
                           Amount allocable to interest                                                $0.00
                           Amount allocable to principal                                               $0.00
                           Amount allocable to Insurance Add-On Amounts                                $0.00
                           Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit
                             in the Collection Account)                                                $0.00                 $0.00
                                                                                          -------------------   -------------------

        Total Collected Funds                                                                                        $5,161,928.63
                                                                                                                ===================

  VI.   Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                              $0.00
                           Amount allocable to interest                                                $0.00
                           Amount allocable to principal                                               $0.00
                           Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit in
                             the Collection Account)                                                   $0.00

        Purchase Amounts - Administrative Receivables                                                                   $12,847.50
                           Amount allocable to interest                                                $0.00
                           Amount allocable to principal                                          $12,847.50
                           Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit
                             in the Collection Account)                                                $0.00
                                                                                          -------------------

        Total Purchase Amounts                                                                                          $12,847.50
                                                                                                                ===================

 VII.   Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $125,090.48
                                                                                                                ===================

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                           Payments received from Obligors                                       ($73,699.36)
                           Liquidation Proceeds                                                        $0.00
                           Purchase Amounts - Warranty Receivables                                     $0.00
                           Purchase Amounts - Administrative Receivables                               $0.00
                                                                                          -------------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                     ($73,699.36)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                    ($73,699.36)

        Remaining Outstanding Monthly Advances                                                                          $51,391.12

        Monthly Advances - current Monthly Period                                                                       $63,580.81
                                                                                                                -------------------

        Outstanding Monthly Advances - immediately following the
           Distribution Date                                                                                           $114,971.93
                                                                                                                ===================

                                 Page 4 (1998-D)

 VIII.  Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

        Payments received allocable to principal                                                                     $3,093,630.19
        Aggregate of Principal Balances as of the Accounting Date of all
           Receivables that became Liquidated Receivables
           during the Monthly Period                                                                                 $1,046,195.74
        Purchase Amounts - Warranty Receivables allocable to principal                                                       $0.00
        Purchase Amounts - Administrative Receivables allocable to principal                                            $12,847.50
        Amounts withdrawn from the Pre-Funding Account                                                                       $0.00
        Cram Down Losses                                                                                                     $0.00
                                                                                                                -------------------

        Principal Distribution Amount                                                                                $4,152,673.43
                                                                                                                ===================

B.  Calculation of Class A-1 Interest Distributable Amount

        Class A-1 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-1 Noteholders on such Distribution Date)                            $0.00

        Multiplied by the Class A-1 Interest Rate                                                     5.4820%

        Multiplied by actual days in the period or in the case of the first
        Distribution Date, by 26/360                                                              0.08888889                 $0.00
                                                                                          -------------------

        Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                  --
                                                                                                                -------------------

        Class A-1 Interest Distributable Amount                                                                              $0.00
                                                                                                                ===================

C.  Calculation of Class A-2 Interest Distributable Amount

        Class A-2 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-2 Noteholders on such Distribution Date)                    $1,170,074.50

        Multiplied by the Class A-2 Interest Rate                                                      5.564%

        Multiplied by actual days in the period or in the case of the
           first Distribution Date, by 26/360                                                     0.08888889             $5,786.93
                                                                                          -------------------

        Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                  --
                                                                                                                -------------------

        Class A-2 Interest Distributable Amount                                                                          $5,786.93
                                                                                                                ===================

D.  Calculation of Class A-3 Interest Distributable Amount

        Class A-3 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-3 Noteholders on such Distribution Date)                   $55,000,000.00

        Multiplied by the Class A-3 Interest Rate                                                      5.800%

        Multiplied by 1/12 or in the case of the first Distribution Date,
           by 26/360                                                                              0.08333333           $265,833.33
                                                                                          -------------------

        Plus any unpaid Class A-3 Interest Carryover Shortfall                                                               $0.00
                                                                                                                -------------------

        Class A-3 Interest Distributable Amount                                                                        $265,833.33
                                                                                                                ===================

E.  Calculation of Class A-4 Interest Distributable Amount

        Class A-4 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-4 Noteholders on such Distribution Date)                   $56,170,074.61

        Multiplied by the Class A-4 Interest Rate                                                      5.650%

        Multiplied by 1/12 or in the case of the first Distribution Date,
           by 26/360                                                                              0.08333333           $264,467.43
                                                                                          -------------------

        Plus any unpaid Class A-4 Interest Carryover Shortfall                                                               $0.00
                                                                                                                -------------------

        Class A-4 Interest Distributable Amount                                                                        $264,467.43
                                                                                                                ===================


                                 Page 5 (1998-D)

G.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                                        $0.00
        Class A-2 Interest Distributable Amount                                                    $5,786.93
        Class A-3 Interest Distributable Amount                                                  $265,833.33
        Class A-4 Interest Distributable Amount                                                  $264,467.43


        Noteholders' Interest Distributable Amount                                                                     $536,087.70
                                                                                                                ===================

H.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                          $4,152,673.43

        The Class A-4 Notes will be entitled to receive 50.00% of the Principal
        Distributable Amount on each Distribution Date. The Class A-1, Class A-2
        Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal Distribution Amount on each Distribution Date, first to the principal balance of the Class A-1
        Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3
        Notes until such principal balance is reduced to zero.
                                                                                                                     $4,152,673.43

        Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                                -------------------

        Noteholders' Principal Distributable Amount                                                                  $4,152,673.43
                                                                                                                ===================

I.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes, Class A-2 Notes, or Class A-3 Notes
         (see item H above)                                                                            50.00%        $2,076,336.72
                                                                                          -------------------   ===================


        Amount of Noteholders' Principal Distributable Amount payable to
         Class A-4 Notes                                                                               50.00%        $2,076,336.71
                                                                                          -------------------   ===================


  IX.   Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date,
           as of the Closing Date                                                                                            $1.55
                                                                                                                -------------------
                                                                                                                             $1.55
                                                                                                                ===================

        Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
           Transfer Date (an amount equal to (a) $0 (the aggregate Principal
           Balance of Subsequent Receivables transferred to the Trust) plus (b)
           $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
           Pre-Funded Amount after giving effect to transfer of
           Subsequent Receivables over (ii) $0))                                                                             $0.00

        Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
           Account has been reduced to $100,000 or less as of the Distribution
           Date (see B below)                                                                                                $0.00
                                                                                                                -------------------

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                                       $1.55
                                                                                          -------------------
                                                                                                                             $1.55
                                                                                                                ===================


        B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date
           on or immediately preceding the end of the Funding Period.                                                        $0.00

                                 Page 6 (1998-D)

  X.    Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,

        Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4
        Interest Rates (based on outstanding Class A-1, A-2, A-3, and A-4
        principal balances), divided by 360                                                           5.7250%
        (y) (the Pre-Funded Amount on such Distribution Date)                                           0.00
        (z) (the number of days until the January 1999 Distribution Date)                                  0
                                                                                                                             $0.00
        Less the product of (x) 2.5% divided by 360,                                                  2.500%
        (y) the Pre-Funded Amount on such Distribution Date and,                                        0.00
        (z) (the number of days until the January 1999 Distribution Date)                                  0                 $0.00
                                                                                                                -------------------

        Requisite Reserve Amount                                                                                             $0.00
                                                                                                                ===================

        Amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) as of the preceding Distribution Date or, in the
           case of the first Distribution Date, as of the Closing Date                                                       $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
           Account in respect of transfers of Subsequent Receivables)                                                        $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Class A-1 Holdback Subaccount) over the
           Requisite Reserve Amount (and amount withdrawn from the Reserve
           Account to cover the excess, if any, of total amounts payable over
           Available Funds, which excess is to be transferred by the Indenture
           Trustee from amounts withdrawn from the Pre-Funding Account in
           respect of transfers of Subsequent Receivables)                                                                   $0.00

        Less: withdrawals from the Reserve Account (other than the Class A-1
           Holdback Subaccount) to cover the excess, if any, of total amount
           payable over Available Funds (see IV above)                                                                       $0.00
                                                                                                                -------------------

        Amount remaining on deposit in the Reserve Account (other than the
           Class A-1 Holdback Subaccount) after the Distribution Date                                                        $0.00
                                                                                                                ===================

  XI.   Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or
           the Closing Date, as applicable,                                                                                  $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
           Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                       0

        Less withdrawal, if any, of amount from the Class A-1 Holdback
           Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                 $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
           Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                               $0.00
                                                                                                                -------------------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                ===================

 XII.   Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the
        Monthly Period                                                          $11,340,147.56
        Multiplied by Basic Servicing Fee Rate                                            1.25%
        Multiplied by months per year                                               0.08333333
                                                                            -------------------

        Basic Servicing Fee                                                                      $117,020.99

        Less: Backup Servicer Fees                                                                     $0.00

        Supplemental Servicing Fees                                                                    $0.00
                                                                                          -------------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $117,020.99
                                                                                                                ===================


                                 Page 7 (1998-D)

 XIII.  Information for Preparation of Statements to Noteholders

            a.      Aggregate principal balance of the Notes as of first
                       day of Monthly Period
                                      Class A-1 Notes                                                                        $0.00
                                      Class A-2 Notes                                                                $1,170,074.50
                                      Class A-3 Notes                                                               $55,000,000.00
                                      Class A-4 Notes                                                               $56,170,074.61

            b.      Amount distributed to Noteholders allocable to principal
                                      Class A-1 Notes                                                                        $0.00
                                      Class A-2 Notes                                                                $1,170,074.50
                                      Class A-3 Notes                                                                  $906,262.22
                                      Class A-4 Notes                                                                $2,076,336.71

            c.      Aggregate principal balance of the Notes (after giving
                       effect to distributions on the Distribution Date)
                                      Class A-1 Notes                                                                        $0.00
                                      Class A-2 Notes                                                                        $0.00
                                      Class A-3 Notes                                                               $54,093,737.78
                                      Class A-4 Notes                                                               $54,093,737.90

            d.      Interest distributed to Noteholders
                                      Class A-1 Notes                                                                        $0.00
                                      Class A-2 Notes                                                                    $5,786.93
                                      Class A-3 Notes                                                                  $265,833.33
                                      Class A-4 Notes                                                                  $264,467.43

            e.      1.  Class A-1 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    2.  Class A-2 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    3.  Class A-3 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00
                    4.  Class A-4 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                      $0.00

            f.      Amount distributed payable out of amounts withdrawn
                    from or pursuant to:
                    1.  Reserve Account                                                                $0.00
                    2.  Spread Account Class A-1 Holdback Subaccount                                   $0.00
                    3.  Claim on the Note Policy                                                       $0.00

            g.      Remaining Pre-Funded Amount                                                                              $1.55

            h.      Remaining Reserve Amount                                                                                 $0.00

            i.      Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

            j.      Prepayment amounts
                                      Class A-1 Prepayment Amount                                                            $0.00
                                      Class A-2 Prepayment Amount                                                            $0.00
                                      Class A-3 Prepayment Amount                                                            $0.00
                                      Class A-4 Prepayment Amount                                                            $0.00

            k.       Prepayment Premiums
                                      Class A-1 Prepayment Premium                                                           $0.00
                                      Class A-2 Prepayment Premium                                                           $0.00
                                      Class A-3 Prepayment Premium                                                           $0.00
                                      Class A-4 Prepayment Premium                                                           $0.00

            l.      Total of Basic Servicing Fee, Supplemental Servicing
                       Fees and other fees, if any, paid by the Trustee on
                       behalf of the Trust                                                                             $117,020.99

            m.      Note Pool Factors (after giving effect to distributions
                       on the Distribution Date)
                                      Class A-1 Notes                                                                   0.00000000
                                      Class A-2 Notes                                                                   0.00000000
                                      Class A-3 Notes                                                                   0.98352251
                                      Class A-4 Notes                                                                   0.54093738

                                 Page 8 (1998-D)

 XVI.   Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period                                           $199,999,998.46
                    Subsequent Receivables                                                                                      --
                                                                                                                -------------------
                    Original Pool Balance at end of Monthly Period                                                 $199,999,998.46
                                                                                                                ===================

                    Aggregate Principal Balance as of preceding Accounting Date                                    $112,340,147.56
                    Aggregate Principal Balance as of current Accounting Date                                      $108,187,474.13


        Monthly Period Liquidated Receivables                                  Monthly Period Administrative Receivables
                                      Loan #                Amount                           Loan #            Amount
                                      ------                ------                           ------            ------
                        see attached listing               $1,046,195.74       See attached listing          $12,847.50
                                                                   $0.00                                          $0.00
                                                                   $0.00                                          $0.00
                                                           -------------                                          -----
                                                           $1,046,195.74                                     $12,847.50
                                                           =============                                     ==========

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of
           all Receivables delinquent more than 30 days with
           respect to all or any portion of a Scheduled Payment
           as of the Accounting Date                                                           $5,074,459.84

        Aggregate Principal Balance as of the Accounting Date                                $108,187,474.13
                                                                                          -------------------

        Delinquency Ratio                                                                                               4.69043194%
                                                                                                                      =============



     IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -----------------------------------

                                        Name:  Cheryl K. Debaro
                                             ---------------------------------
                                        Title: Vice President / Securitization
                                              --------------------------------


                                 Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JUNE 30, 2000

  I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION               $200,000,000

                    AGE OF POOL (IN MONTHS)                                      20

  II.   Delinquency Ratio

        Sum of Principal Balances (as of the Accounting
            Date) of all Receivables delinquent more than
            30 days with respect to all or any portion of a
            Scheduled Payment as of the Accounting Date                                        $5,074,459.84

        Aggregate Principal Balance as of the Accounting Date                                $108,187,474.13
                                                                                          -------------------

        Delinquency Ratio                                                                                               4.69043194%
                                                                                                                ===================


 III.   Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                            4.69043194%

        Delinquency ratio - preceding Determination Date                                          4.93468609%

        Delinquency ratio - second preceding Determination Date                                   5.29544477%
                                                                                          -------------------


        Average Delinquency Ratio                                                                                       4.97352093%
                                                                                                                ===================


  IV.   Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                          $14,814,441.44

               Add:    Sum of Principal Balances (as of the Accounting
                       Date) of Receivables that became Liquidated
                       Receivables during the Monthly Period or that
                       became Purchased Receivables during Monthly
                       Period (if delinquent more than 30 days
                       with respect to any portion of a Scheduled
                       Payment at time of purchase)                                                                  $1,046,195.74
                                                                                                                -------------------
        Cumulative balance of defaults as of the current Accounting Date                                            $15,860,637.18

                    Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                                   823,275.76

                                  Percentage of 90+ day delinquencies
                                   applied to defaults                                                100.00%          $823,275.76
                                                                                          -------------------   -------------------

        Cumulative balance of defaults and 90+ day delinquencies as of
           the current Accounting Date                                                                              $16,683,912.94
                                                                                                                ===================




  V.    Cumulative Default Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

        Cumulative Default Rate - current Determination Date                                       8.3419565%

        Cumulative Default Rate - preceding Determination Date                                     7.9081617%

        Cumulative Default Rate - second preceding Determination Date                              7.4151097%


                                 Page 1 (1998-D)

  VI.   Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                    $7,190,031.07

               Add:    Aggregate of Principal Balances as of the Accounting Date
                       (plus accrued and unpaid interest theron to the end of
                       the Monthly Period) of all Receivables that became
                       Liquidated Receivables or that became Purchased
                       Receivables and that were delinquent more than 30 days
                       with respect to any portion of a Scheduled Payment as of
                       the Accounting Date                                                     $1,046,195.74
                                                                                          -------------------

                    Liquidation Proceeds received by the Trust                                  ($507,223.13)          $538,972.61
                                                                                          -------------------   -------------------

        Cumulative net losses as of the current Accounting Date                                                      $7,729,003.68

                    Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                                  $823,275.76

                         Percentage of 90+ day delinquencies applied to losses                         50.00%          $411,637.88
                                                                                          -------------------   -------------------

        Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                           $8,140,641.56
                                                                                                                ===================




 VII.   Cumulative Net Loss Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

        Cumulative Net Loss Rate - current Determination Date                                                            4.0703208%

        Cumulative Net Loss Rate - preceding Determination Date                                                          3.8454860%

        Cumulative Net Loss Rate - second preceding Determination Date                                                   3.5693076%

 VIII.  Other  Information  Provided  to  FSA

            A.      Credit Enhancement Fee information:

                    Aggregate Principal Balance as of the Accounting Date                    $108,187,474.13
                    Multiplied by:  Credit Enhancement Fee  (31 bp's) * (30/360)                      0.0258%
                                                                                          -------------------
                                      Amount due for current period                                                     $27,948.43
                                                                                                                ===================


            B.      Dollar amount of loans that prepaid during the Monthly Period                                    $1,129,625.10
                                                                                                                ===================

                    Percentage of loans that prepaid during the Monthly Period                                          1.04413668%
                                                                                                                ===================

 VIII.  Classic/Premier Loan Detail

                                                                          Classic             Premier                Total
                                                                          -------             -------                -----
        Aggregate Loan Balance, Beginning                             $86,037,346.98       $26,285,670.58       $112,323,017.56
          Subsequent deliveries of Receivables                                 $0.00                 0.00                  0.00
          Prepayments                                                    (817,754.50)         (311,870.60)        (1,129,625.10)
          Normal loan payments                                         (1,399,043.74)         (564,961.35)        (1,964,005.09)
          Liquidated Receivables                                         (724,161.12)         (322,034.62)        (1,046,195.74)
          Administrative and Warranty Receivables                          12,847.50                                  12,847.50
                                                                      ---------------      ---------------      ================
        Aggregate Loan Balance, Ending                                $83,109,235.12       $25,086,804.01       $108,196,039.13
                                                                      ===============      ===============      ================

        Delinquencies                                                  $4,228,788.17           845,671.67         $5,074,459.84
        Recoveries                                                       $355,569.40          $151,653.73           $507,223.13
        Net Losses                                                        368,591.72           170,380.89           $538,972.61


                                 Page 2 (1998-D)

  IX.   Spread Account Information                                                             $                      %

        Beginning Balance                                                                $10,110,613.42           9.34545658%

        Deposit to the Spread Account                                                       $387,795.94           0.35844809%
        Spread Account Additional Deposit                                                         $0.00           0.00000000%
        Withdrawal from the Spread Account                                                   ($9,315.42)         -0.00861044%
        Disbursements of Excess                                                            ($814,137.00)         -0.75252427%
        Interest earnings on Spread Account                                                  $61,915.87           0.05723017%
                                                                                       -----------------   -------------------

        Ending Balance                                                                    $9,736,872.81           9.00000013%
                                                                                       =================   ===================

        Specified Balance pursuant to Section 3.03 of the
             Spread Account Agreement among Olympic Financial Ltd.,
             Arcadia Receivables Finance Corp., Financial Security
             Assurance Inc. and Norwest Bank Minnesota, National Association              $9,736,872.81            9.00000000%
                                                                                       =================   ===================

  X.    Trigger Events

        Cumulative Loss and Default Triggers as of November 1, 1998

                                                  Loss                   Default           Loss Event        Default Event
           Month                              Performance              Performance         of Default          of Default
        ----------------------------------------------------------------------------------------------------------------------
             3                                   1.05%                     2.11%              1.33%               2.66%
             6                                   2.11%                     4.21%              2.66%               5.32%
             9                                   3.05%                     6.10%              3.85%               7.71%
            12                                   3.90%                     7.79%              4.92%               9.84%
            15                                   5.02%                    10.03%              6.34%              12.68%
            18                                   6.04%                    12.07%              7.63%              15.25%
            21                                   6.93%                    13.85%              8.75%              17.50%
            24                                   7.70%                    15.40%              9.73%              19.45%
            27                                   8.10%                    16.21%             10.24%              20.47%
            30                                   8.43%                    16.86%             10.65%              21.29%
            33                                   8.71%                    17.43%             11.01%              22.01%
            36                                   8.96%                    17.92%             11.32%              22.63%
            39                                   9.08%                    18.15%             11.47%              22.93%
            42                                   9.17%                    18.34%             11.58%              23.16%
            45                                   9.25%                    18.49%             11.68%              23.36%
            48                                   9.31%                    18.62%             11.76%              23.52%
            51                                   9.36%                    18.73%             11.83%              23.65%
            54                                   9.41%                    18.81%             11.88%              23.76%
            57                                   9.44%                    18.88%             11.92%              23.84%
            60                                   9.46%                    18.93%             11.95%              23.91%
            63                                   9.48%                    18.96%             11.97%              23.95%
            66                                   9.49%                    18.98%             11.99%              23.98%
            69                                   9.50%                    18.99%             12.00%              23.99%
            72                                   9.50%                    19.00%             12.00%              24.00%

        ----------------------------------------------------------------------------------------------------------------------

        Average Delinquency Ratio equal to or greater than 8.20%                              Yes________           No___X_____

        Cumulative Default Rate (see above table)                                             Yes________           No___X_____

        Cumulative Net Loss Rate (see above table)                                            Yes________           No___X_____

        Trigger Event that occurred as of a prior Determination Date
           is Deemed Cured as of current Determination Date                                   Yes________           No___X_____

  XI.   Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                                      Yes________           No___X_____

        To the knowledge of the Servicer, a Capture Event has occurred and
           be continuing                                                                      Yes________           No___X_____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
           a permanent waiver                                                                 Yes________           No___X_____

     IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                ARCADIA FINANCIAL LTD.

                                By:
                                   -------------------------------------------

                                Name:  Cheryl K. Debaro
                                     -----------------------------------------
                                Title: Vice President / Securitization
                                      ----------------------------------------


                                 Page 3 (1998-D)